Exhibit 10.26
www ssmdirect.com
October 14, 2008
Silicon Mountain Holdings, Inc.
4755 Walnut Street
Boulder, Colorado 80301
Attention: Rudolph (Tré) A. Cates III
Re:      Second Amended and Restated Overadvance Side Letter
Reference is hereby made to that certain Security and Purchase Agreement dated as of September 25, 2006 by and among SILICON MOUNTAIN HOLDINGS, INC., a Colorado corporation (“Parent”), SILICON MOUNTAIN MEMORY, INCORPORATED, a Colorado corporation (“SMM”), VCI SYSTEMS, INC., a Colorado corporation (“VCI”, and together with Parent and SMM, the “Companies” and, each a “Company”) and Laurus Master Fund, Ltd. (“Laurus”) (as amended, modified and/or supplemented from time to time, the “Security Agreement”). This Second Amended and Restated Overadvance Side Letter amends and restates in its entirety (and is given in substitution for and not in satisfaction of) that certain Amended and Restated Overadvance Side Letter dated as of April 15, 2008 by and among each Company and Laurus, Valens U.S. SPV I, LLC (“Valens US”), Valens Offshore SPV I, LTD (“Valens Offshore”), PSource Structured Debt Limited (“PSource”) and LV Administrative Services, Inc. as agent (“Agent” and together with Laurus, Valens US, Valens Offshore and PSource, the “Creditors” and each a “Creditor”) (the “Amended and Restated Overadvance Side Letter”). Reference is also hereby made to that certain Secured Revolving Note, dated as of September 25, 2006 issued by SMM and VCI in favor of Laurus, and subsequently assigned in full to Valens US (as amended, modified and/or supplemented from time to time, the “Revolving Note”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Security Agreement. Subject to satisfaction of the Overadvance Conditions (as defined below), the Agent on behalf of the Creditors are hereby notifying the Companies of its decision to exercise the discretion granted to it pursuant to Section 2(a)(ii) of the Security Agreement to make Loans to the Companies during the Period (as defined below) in excess of the Formula Amount on the date hereof (the “Overadvance”). Subject to satisfaction of the Overadvance Conditions, the aggregate principal amount of the Overadvance as of the date hereof shall be up to $1,842,850 (the “Initial Overadvance Amount”). The outstanding Overadvance shall at no time exceed the lesser of (x) the Applicable Overadvance Amount (as defined below) and (y) the remainder of the Capital Availability Amount less the Formula Amount as of the date of determination (the lesser of clauses (x) and (y) above, the “Maximum Overadvance Amount”). The “Applicable Overadvance Amount” shall mean on any date of determination such amount set forth on Annex A hereto opposite the period during which such determination is made.

In connection with making the Overadvance, from the date of March 14, 2008 through and including September 25, 2009 (the “Period”), the Creditors hereby waive compliance with Section 3 of the Security Agreement, but solely as such provision relates to the immediate repayment requirement for Overadvances. The Creditors further agree that solely for such Period (but not thereafter), (i) the incurrence and existence of the Overadvance shall not trigger an Event of Default under Section 19(a) of the Security Agreement and (ii) during the Period, the rate of interest applicable to such Overadvances shall be as set forthin Section 1.1 of the Revolving Note (collectively, the “Overadvance Rate”). Interest shall be (i) calculated on the basis of a 360 day year and shall accrue beginning on the date hereof, and (ii) payable monthly, in arrears, commencing on November 1, 2008 and on the first business day of each consecutive calendar month thereafter through and including the expiration of the Period, whether by acceleration or otherwise. All other terms and provisions of the Security Agreement and the Ancillary Agreements shall remain in full force and effect. For the avoidance of doubt, all proceeds applied by any Company in repayment of its obligations to the Creditors hereunder and under the Security Agreement and the Ancillary Agreements shall be first applied as a repayment of the Overadvance unless otherwise agreed by the Creditors. Once repaid, the Overadvance may be reborrowed during the Period provided that the maximum amount of the Overadvance outstanding shall not at any time exceed the Maximum Overadvance Amount.
Each Company hereby acknowledges and agrees that Valens US’s obligation to fund the Initial Overadvance Amount on the date hereof and each permitted reborrowing thereof after the date hereof up to the Maximum Overadvance Amount shall, at the time of such making of such Overadvance or reborrowing, and immediately after giving effect thereto, be at the sole discretion of the Creditors and also subject to the satisfaction of the following conditions (the “Overadvance Conditions”): (i) no Event of Default shall exist and be continuing as of such date; (ii) all representations, warranties and covenants made by each Company in connection with the Security Agreement and the Ancillary Agreements shall be true, correct and complete as of such date; and (iii) each Company and its Subsidiaries shall have taken all action necessary to grant Agent “control” over all of such Company’s and its respective Subsidiaries’ Deposit Accounts (the “Control Accounts”), with any agreements establishing “control” to be in form and substance satisfactory to Agent. “Control” over such Control Accounts shall be released upon the indefeasible repayment in full and termination of the Overadvance (together with all accrued interest and fees which remain unpaid in respect thereof).
The Companies hereby acknowledge that all amounts outstanding under the Overadvance (together with accrued interest and fees which remain unpaid in respect thereof) on the date of expiration of the Period shall, jointly and severally, be repaid in full by the Companies on such date of expiration. The failure to make any required repayment of an Overadvance shall give rise to an immediate Event of Default.
In consideration of the foregoing, the receipt and sufficiency of which is hereby acknowledged, (i) the Parent shall issue a warrant in form and substance satisfactory to the Agent (the “Parent Warrant”) as attached as Exhibit A, to purchase up to the Specified Number (as defined therein) of shares of Common Stock of the Parent and (ii) SMM shall issue a warrant in form and substance satisfactory to the Agent (the “SMM Warrant”) as attached as Exhibit B, to purchase up to 10% (on a fully diluted basis) of the outstanding shares of common stock of SMM.

The Companies understand that it has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Companies determination that this letter is material. The Companies agrees to file an 8-K within 4 business days following the date of execution of this letter and in the form otherwise prescribed by the SEC.
This letter may not be amended or waived except by an instrument in writing signed by each of the Companies and Creditors. This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be. THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This letter sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein.
This Amended and Restated Overadvance Side Letter shall for all purposes be deemed to be an Ancillary Agreement.
If the foregoing meets with the Companies’ approval please signify the Companies’ acceptance of the terms hereof by signing below.
[Signature page follows.]

VALENS U.S. SPV I, LLC By: Valens Capital Management, LLC, its investment manager

By:	/s/ Scott Bluestein

Name:	Scott Bluestein
Title:
Date:

LV ADMINISTRATIVE SERVICES, INC. as Agent

By:	/s/ Scott Bluestein

Name:	Scott Bluestein
Title:
Date:

AGREED AND ACCEPTED AS OF THE DATE OF THIS LETTER AGREEMENT:

SILICON MOUNTAIN HOLDINGS, INC.

By:	/s/ Rudolph (Tré) A. Cates III

Name:	Rudolph (Tré) A. Cates III
Title:	President and Chief Executive Officer
Date:	10/17/08

SILICON MOUNTAIN MEMORY, INCORPORATED

By:	/s/ Rudolph (Tré) A. Cates III

Name:	Rudolph (Tré) A. Cates III
Title:	President and Chief Executive Officer
Date:	10/17/08

VCI SYSTEMS, INC.

By:	/s/ Rudolph (Tré) A. Cates III

Name:	Rudolph (Tré) A. Cates III
Title:	President and Chief Executive Officer
Date:	10/17/08

ACKNOWLEDGED BY:

VALENS OFFSHORE SPV I, LTD.

By: Valens Capital Management, LLC its investment manager

By:	/s/ Scott Bluestein

Name:	Scott Bluestein
Title:
Date:

PSOURCE STRUCTURED DEBT LIMITED

By:	/s/ John Gilfillan

Name:	John Gilfillan
Title:	Director of PSOURCE CAPITAL LIMITED, signing as investment consultant to PSOURCE STRUCTURED DEBT LTD
Date:	16th October 2008

ANNEX A
APPLICABLE OVERADVANCE AMOUNT

Period	Applicable Overadvance Amount

October 15, 2008 through February 28, 2009	$1,842,850

March 1, 2009 through March 31, 2009	$1,817,850

April 1, 2009 through April 30, 2009	$1,792,850

May 1, 2009 through May 31, 2009	$1,767,850

June 1, 2009 through June 30, 2009	$1,742,850

July 1, 2009 through July 31, 2009	$1,717,850

August 1, 2009 through August 31, 2009	$1,692,850

September 1, 2009 through September 24, 2009	$1,667,850

September 25, 2009 (Maturity)	$0